SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 15, 2006


                            EPIC CAPITAL GROUP, INC.
                            ------------------------
                 (Name of Small Business Issuer in its charter)


      Colorado                     0-31357                     94-3363969
------------------------     ---------------------         --------------------
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                            Identification No.)

                             21 Waterway, Suite 300
                           The Woodlands, Texas 77380
           ------------------------------ ---------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (281)-362-2730


                            SAN JUAN FINANCIAL, INC.
                            ------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events

      On May 15, 2006 the shareholders of the Company approved an amendment to the Company's Articles of Incorporation which changed the name of the Company to Epic Capital Group, Inc.

      Prior to the adoption of this amendment the Company's name was San Juan Financial, Inc.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 6, 2006                      EPIC CAPITAL GROUP, INC.


                                          By: /s/ Rex Doyle
                                              ----------------------------------
                                              Rex Doyle, Chief Executive Officer















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